Horizon Pharma, Inc.
NASDAQ:  HZNP
NASDAQ:  HZNP
March 19 , 2014
Filed under Rule
14a-12 of the Securities Exchange Act of 1934
Filing by: Horizon Pharma, Inc.
Subject Company: Horizon Pharma, Inc.
SEC File No. of Horizon Pharma, Inc.: 001-35238
The following is a slide presentation relating to the proposed transactions described therein that was made available beginning on
March 19, 2014.
Exhibit 99.2
th

A Transformational Combination Horizon Pharma plc

Forward-Looking Statements

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995
This presentation contains forward-looking statements, including, but not limited to, statements related to the anticipated consummation of the business combination transaction between Horizon Pharma and Vidara Therapeutics and the timing and benefits thereof, the combined company’s strategy, plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential, anticipated product portfolio, development programs and management structure, and other statements that are not historical facts.  These forward-looking statements are based on Horizon Pharma’s current expectations and inherently involve significant risks and uncertainties.  Actual results and the timing of events could differ materially from those anticipated in such forward looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to Horizon Pharma’s ability to complete the transaction on the proposed terms and schedule; risks associated with business combination transactions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; risks related to future opportunities and plans for the combined company, including uncertainty of the expected financial performance and results of the combined company following completion of the proposed transaction; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; the calculations of and factors that may impact the calculations of, the acquisition price in connection with the proposed merger and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; and the possibility that if the combined company does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of the combined company’s shares could decline, as well as other risks related to Horizon Pharma’s business, including Horizon Pharma’s dependence on sales of DUEXIS and VIMOVO and its ability to increase sales of its DUEXIS, VIMOVO and RAYOS/LODOTRA products; competition, including potential generic competition; the ability of Horizon Pharma to protect its intellectual property and defend its patents; regulatory obligations and oversight; and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in Horizon Pharma's SEC filings and reports, including in its Annual Report on Form 10-K for the year ended December 31, 2013.  Horizon Pharma undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in its expectations.

Forward-Looking Statements

Additional Information and Where to Find It
In connection with the proposed transaction, Horizon Pharma and Vidara Therapeutics will be filing documents with the SEC, including the filing by Horizon Pharma of a preliminary and definitive proxy statement/prospectus relating to the proposed transaction and the filing by Vidara Therapeutics of a registration statement on Form S-4 that will include the proxy statement/prospectus relating to the proposed transaction.  After the registration statement has been declared effective by the
SEC, a definitive proxy statement/prospectus will be mailed to Horizon Pharma stockholders in connection with the proposed transaction.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE
RELATED PRELIMINARY AND DEFINITIVE PROXY/PROSPECTUS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN
IMPORTANT INFORMATION ABOUT HORIZON PHARMA, Vidara THERAPEUTICS AND THE PROPOSED TRANSACTION.  Investors and
security holders may obtain free copies of these documents (when they are available) and other related documents filed with the
SEC at the SEC’s web site at www.sec.gov, by directing a request to Horizon Pharma’s Investor Relations department at Horizon
Pharma, Inc., Attention: Investor Relations, 520 Lake Cook Road, Suite 520, Deerfield, IL 60015 or to Horizon Pharma’s Investor
Relations department at 224-383-3000 or by email to investor-relations@horizonpharma.com. Investors and security holders may obtain free copies of the documents filed with the SEC on Horizon Pharma’s website at www.horizonpharma.com under the heading “Investors” and then under the heading “SEC Filings.”
Horizon Pharma and its directors and executive officers and Vidara Therapeutics and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Horizon Pharma in connection with the proposed transaction.  Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement/prospectus described above.  Additional information regarding the directors and executive officers of Horizon Pharma is also included in Horizon Pharma’s Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on March 13, 2014.  These documents are available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Horizon Pharma as described above.
This communication does not constitute an offer to sell, or the solicitation of an offer to sell, or the solicitation of an offer to subscribe for or buy, any securities nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
For full prescribing information refer to product websites.

Note Regarding Use of Non-GAAP Financial Measures

Horizon Pharma provides non-GAAP net income (loss) and net income (loss) per share financial measures that include adjustments to GAAP figures.  These adjustments to GAAP exclude non-cash items such as stock compensation and depreciation and amortization, non-cash interest expense, and other non-cash charges.  Certain one-time or substantive events may also be included in the non-GAAP adjustments periodically when their magnitude is significant within the periods incurred.  EBITDA, or earnings before interest, taxes, depreciation and amortization, is also used and provided by
Horizon Pharma as a non-GAAP financial measure.  Horizon Pharma believes that these non-GAAP financial measures, when considered together with the GAAP figures, can enhance an overall understanding of Horizon Pharma’s financial performance.  The non-GAAP financial measures are included with the intent of providing investors with a more complete understanding of operational results and trends.  In addition, these non-GAAP financial measures are among the indicators
Horizon Pharma’s management uses for planning and forecasting purposes and measuring Horizon Pharma’s performance.
These non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  The non-GAAP financial measures used by Horizon Pharma may be calculated differently from, and therefore may not be comparable to, non-GAAP financial measures used by other companies.

•
Accelerates Horizon’s transformation into a profitable, specialty pharma company
-
Expands and diversifies our revenue base with the addition of ACTIMMUNE
®
, which realized
$58.9 million in net revenues in 2013
-
Expected pro forma combined, full year 2014 revenues of $250 to $265 million and adjusted
EBITDA of $65 to $75 million
(1)
-
Accretive to full year 2014 GAAP and non-GAAP pro forma earnings
(1)
•
Complements our business model of targeted promotion to specialist and primary care physicians
•
Further enhances our leverage with distribution partners and managed care
•
Enhances our ability to drive continued organic growth
-
Optimize value based on understanding of the market and managed care
-
Minimize patient out of pocket costs
•
Facilitates our acquisition strategy
Acquisition Rationale

(1) Assuming transaction related expenses are excluded

Portfolio & Financial
Portfolio & Financial
Guidance
Guidance
Shareholder Votes
Shareholder Votes
Combined Company
Combined Company
Ownership
Ownership
• Horizon – ~74%; Vidara – ~26%
• Approximately 122 million fully-diluted shares at closing
• Four products marketed in the U.S.
• $250 - $265 million in pro forma combined, full year 2014 revenues
• $65 - $75 million in pro forma combined, full year 2014 EBITDA
(1)
• Horizon board-represented funds entered into voting agreements representing ~20% of the outstanding shares
• All necessary Vidara shareholder approvals achieved
• Tim Walbert, chairman, president and CEO, Horizon Pharma, Inc.
• Current independent directors of Horizon (6)
• Virinder Nohria, M.D., Ph.D. (President and CMO, Vidara)
Board of Directors
Board of Directors
Horizon Pharma plc
• Horizon executive management team to lead combined company
• Vidara executives join Horizon in leadership roles
Management
Management
(1) Assuming exclusion of transaction related expenses

•
Biopharmaceutical company focused on orphan indications and diseases with high unmet medical needs
•
ACTIMMUNE
®
Recombinant biologic for chronic granulomatous disease (CGD) and severe, malignant osteopetrosis (SMO)
•
Specialty ACTIMMUNE
®
sales force with orphan and biologic experience
•
Investments in ACTIMMUNE
®
growth
Ongoing initiatives to increase diagnosis and improve compliance
•
Total headcount:  24
• Corporate structure
- Irish headquarters:  Dublin
- Bermuda headquarters:  Hamilton (IP & BLA)
Overview of Vidara Therapeutics

• FDA Approvals
Reducing the frequency and severity of serious infections associated with CGD
Delaying time to disease progression in patients with SMO
• Physician-directed research in interferon gamma-1b has indicated its potential clinical utility as an immune system modulator in other difficult to treat diseases
• ACTIMMUNE
®
demand is growing
60%+ growth in average weekly CGD/SMO patients since June 2012 (acquisition of
ACTIMMUNE
®
)
• Manufactured by Boehringer Ingelheim in Europe
• Commercial rights in U.S., Canada, Japan and certain Latin American, Asian and other ROW territories
• Two U.S. patents extending to 2022; perpetual Genentech know-how license
Overview of ACTIMMUNE
®

•
Primary immune deficiency in which phagocytes fail to produce superoxide, leading to an inability to kill harmful microorganisms such as bacteria and fungi
•
Severe recurrent bacterial and / or fungal infections often require hospitalization and special treatment; usually diagnose d before five years of age
•
Estimated prevalence: ~1:200,000 live births; 900-1,600 living patients in the U.S.
•
Triple prophylactic therapy is the standard of care (ACTIMMUNE
®
+ antibiotic +
antifungal)
ACTIMMUNE
®
Approved Indications

CGD
CGD
SMO
SMO
•
A congenital disorder of bone resorption by osteoclasts resulting in impaired bone remodeling; also known as “marble bone” disease and Albers-Schonberg disease
“Malignant” osteopetrosis is a severe autosomal recessive form
•
Usually presents in the first year of life, frequently within the first three months
•
Estimated prevalence: ~1:200,000-500,000 live births; 85-215 living patients
•
ACTIMMUNE® delays time to disease progression and benefits patients by increasing red blood cell production and bone resorption

ACTIMMUNE
®
Pipeline Opportunities

•
Over 200 various studies listed on www.clinicaltrials.gov
– Investigator initiated studies (not all company supported)
•
Most advanced is in Friedreich’s Ataxia, in which a 12 patient study conducted by the Friedreich’s Ataxia Research Alliance is nearing completion
– Assess data prior to developing next steps
•
Early work in Eczema Herpeticum
– Linked to Atopic Dermatitis
– Follow up work being pursued with investigators
•
Early in process of determining priorities and plans

U.S.

DUEXIS®
(ibuprofen and famotidine) Tablets
800 mg/26.6 mg

ACTIMMUNE®
(Interferon gamma-1b)

Vimovo
(naproxen/esomeprazole magnesium)

RAYOS®
(Prednisone) Delayed-release Tablets

Ex-U.S.

DUEXIS®
(ibuprofen and famotidine) Tablets
800 mg/26.6 mg

Lodotra®
Prednisone MR

HORIZON

Primary Care Brands Specialty Brands 12 Portfolio of Marketed Products

•
Financial Assumptions
– Transaction expected to be accretive to Horizon Pharma, Inc. 2014 GAAP and non-GAAP EPS on a pro forma, full year basis
(1)
– No operating or cost synergies assumed
– Stand alone Horizon was expected to record future tax rates of high 30%’s
o
Stand alone Horizon was expected to transition to tax paying status in 2016
o
Horizon Pharma plc future expected tax rates of low-20%’s or lower
Accretive Transaction

(1) Assuming transaction related expenses are excluded

Horizon Capitalization

(1) In millions.
(2) Includes all issued and outstanding securities, vested and unissued RSUs and contingent stock options.
(3) Assumes no existing warrants, options or RSUs are exercised between 3/18/14 and closing.
(4) Excludes shares issuable upon conversion of $150 million convertible note.
Capitalization
Capitalization
(1) (1)
3/18/14
(2)
Pro Forma
(3)
Basic Shares Outstanding 68.6 99.9
Warrants 13.7 13.7
Options 6.3 6.3
Restricted Stock Units 1.7 1.7
Fully Diluted Shares Outstanding
(4)
90.3 121.6
Debt
Debt
Debt $150.0                     $400.0

Next Steps

SEC effectiveness
Horizon stockholder
approval
Antitrust clearance
Transaction will be
taxable to Horizon U.S.
shareholders
Horizon Pharma plc
shares to be traded on
NASDAQ (HZNP)
File
preliminary
proxy
statement
and S-4
Subject to
customary
closing
conditions and
regulatory
approvals
Expected
to close
mid-year
2014

DRIVE DUEXIS, VIMOVO
DRIVE DUEXIS, VIMOVO
and RAYOS Penetration
and RAYOS Penetration
Aggressive Business
Aggressive Business
Development
Development
Integrate Vidara
Integrate Vidara
• Increase penetration and value of ACTIMMUNE
• 10 existing sales and marketing professionals
• Explore additional indications
• 250 reps targeting PCP and ORS with DUEXIS & VIMOVO
• Minimal (30%) overlap of DUEXIS/VIMOVO targets
• Promote RAYOS and VIMOVO to rheumatologists (40 reps)
• Acquire products/companies with on-market assets
• Products with targeted approach regardless of TA
• Leverage our tax efficient corporate structure
• LODOTRA Mundipharma Partnership (ex-U.S.)
• DUEXIS Grünenthal Partnership in Latin America
Partner Ex-U.S.
Partner Ex-U.S.
Ensure Exclusivity
Ensure Exclusivity
•
DUEXIS:  Settled litigation with PAR; protection to 2023
• VIMOVO:   8 Issued U.S. Patents (exp. 2023)
• RAYOS:  5 Issued U.S. Patents (exp. 2020–2028)
• ACTIMMUNE :  2 Issued U.S. patents (exp. 2022); biologic
Horizon Pharma plc Corporate Strategy

•
Accelerates Horizon’s transformation into a profitable, specialty pharma company
– Expands and diversifies our revenue base with the addition of ACTIMMUNE
®
, which realized
$58.9 million in net revenues in 2013
– Expected pro forma combined, full year 2014 revenues of $250 to $265 million and adjusted
EBITDA of $65 to $75 million
(1)
– Accretive to full year 2014 GAAP and non-GAAP pro forma earnings
(1)
•
Complements our business model of targeted promotion to specialist and primary care physicians
•
Further enhances our leverage with distribution partners and managed care
•
Enhances our ability to drive continued organic growth
– Optimize value based on understanding of the market and managed care
– Minimize patient out of pocket costs
•
Facilitates our acquisition strategy
Acquisition Rationale

(1) Assuming transaction related expenses are excluded

A Transformational Combination Horizon Pharma plc

Horizon Pharma, Inc. NASDAQ: HZNP March 19 th , 2014